PYXIS FUNDS I

Supplement dated September 24, 2012 to

Pyxis Funds I Summary Prospectus and Prospectus, each dated November 1, 2011, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Pyxis Floating Rate Opportunities Fund

Portfolio Management

Effective October 1, 2012, the information under “Portfolio Management” regarding Pyxis Floating Rate Opportunities Fund is deleted in its entirety and replaced with the following:

The primary individual portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Primary title with Adviser
Mark Okada	October 2012	Portfolio Manager

Portfolio Manager Biographies

Effective October 1, 2012, the paragraphs regarding Greg Stuecheli under “Management of the Funds – Portfolio Managers – Floating Rate Opportunities Fund” in the Prospectus are deleted in their entirety and replaced with the following:

Floating Rate Opportunities Fund’s portfolio is managed by Mark Okada. Mr. Okada has managed the portfolio since October 2012.

Mr. Okada is a Portfolio Manager at Pyxis. He co-founded Highland Capital Management, L.P. and has served as Chief Investment Officer of Highland Capital Management, L.P. since 1993. Mr. Okada is a pioneer in the development of the bank loan market and has over 25 years of credit experience. He is responsible for structuring one of the industry’s first arbitrage CLOs. Mr. Okada received a BA in Economics and a BA in Psychology, cum laude, from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

PYXIS FUNDS I

Supplement dated September 24, 2012 to

Pyxis Funds I Statement of Additional Information dated November 1, 2011, as supplemented

This Supplement provides new and additional information beyond that contained in the

Statement of Additional Information and should be read in conjunction with the

Statement of Additional Information.

Pyxis Floating Rate Opportunities Fund

Investment Advisory Services

Effective October 1, 2012, the third paragraph under “Investment Advisory Services – Conflicts of Interests” is deleted in its entirety and replaced with the following:

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Information Regarding Portfolio Managers

Effective October 1, 2012, the information under “Information Regarding Portfolio Managers” regarding Greg Stuecheli is deleted in its entirety and replaced with the following:

The portfolio manager of the Floating Rate Opportunities Fund is Mark Okada. The following tables provide information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of August 31, 2012, Mark Okada managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	0
Other Pooled Investment Vehicles:	1	$24.3	1	23.4
Other Accounts:	0	$0	0	0

Effective October 1, 2012, the information under “Information Regarding Portfolio Managers – Ownership of Securities” regarding Greg Stuecheli is deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Dollar Range of Floating Rate Opportunities Fund Equity Securities Beneficially Owned by Portfolio Manager
Mark Okada*	None

*	Information provided as of September 18, 2012.

Effective October 1, 2012, the information under “Information Regarding Portfolio Managers – Conflicts of Interest – Pyxis and CBCM” is deleted in its entirety and replaced with the following:

Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. A Fund’s portfolio manager may serve as a dual employee of Pyxis and another adviser affiliated with Pyxis, and may manage other accounts advised by such affiliate. In such cases, the portfolio manager will endeavor to allocate investment opportunities in a fair and equitable manner, subject to oversight by Pyxis, pursuant to procedures and policies adopted by Pyxis and its advisory affiliates that are designed to manage the potential conflicts of interest between the portfolio manager’s fiduciary obligations to the Funds and his or her similar fiduciary obligations to other clients. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight. See “Investment Advisory Services – Conflicts of Interests” above for additional information regarding potential conflicts of interest.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE